UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2003

ProQuest Company

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-3246	36-3580106
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

300 North Zeeb Road, Ann Arbor, Michigan	48103-1553
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 761-4700

Item 7. Financial Statements and Exhibits

(c) The following exhibits are being furnished as part of this Form 8-K:

99.1	Press Release by ProQuest Company, dated April 22, 2003 announcing the results for the quarter ended March 29, 2003.

99.2	Transcript of ProQuest Company’s April 22, 2003 Conference Call regarding the results for the quarter ended March 29, 2003.

Item 9. Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished under Item 12)

In accordance with Securities and Exchange Commission Release No. 33-8126, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 22, 2003, ProQuest Company issued a press release announcing financial results for the quarter ended March 29, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

In addition to the issuance of a press release, ProQuest Company also conducted a conference call regarding results for the quarter ended March 29, 2003. A transcript of this conference call is attached hereto at Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed in its behalf by the undersigned thereunto duly authorized.

PROQUEST COMPANY

By:	/S/ KEVIN G. GREGORY
Kevin G. Gregory
Senior Vice President, Chief Financial Officer, and Assistant Secretary

DATE: April 29, 2002

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press Release by ProQuest Company, dated April 22, 2003 announcing results for the quarter ended March 29, 2003.
99.2	Transcript of ProQuest Company’s April 22, 2003 Conference Call regarding results for the quarter ended March 29, 2003

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